UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-02201

                                 RIVUS BOND FUND
               (Exact name of registrant as specified in charter)

                                 113 King Street
                                ARMONK, NY 10504
               (Address of principal executive offices) (Zip code)

                                Clifford D. Corso
                                 113 King Street
                                ARMONK, NY 10504
                     (Name and address of agent for service)

        Registrant's telephone number, including area code: 914-273-4545

                        Date of fiscal year end: MARCH 31

                    Date of reporting period: MARCH 31, 2009

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


RIVUS BOND FUND SHAREHOLDER LETTER - 03/31/09

APRIL 23, 2009

TO FELLOW SHAREHOLDERS:

The six month period ended March 31, 2009 was very volatile to say the least. This volatility is best represented by the movement in the Standard & Poor's Index, a good barometer for overall market sentiment, which reached a multi-year low in March of 2009. The fixed income markets have exhibited similar volatility over this time period, although the correlation with the equity market has been disjointed at times. This volatility is symptomatic of the high degree of uncertainty regarding the magnitude of the economic issues facing the U.S. and the rest of the world. Indeed, many pundits are calling this recession "the worst we have witnessed since the Great Depression."

A stable U.S. and global financial system is necessary for the availability of credit, which is one of the critical factors required to jump-start the economic recovery. Consistent with this objective, the Federal Reserve has gone to great lengths in supporting the U.S. banking system in order to unfreeze the credit markets. There has also been significant coordination among the central banks around the world with their respective policy responses in support of the global banking system. As we stated in our last shareholder letter, there was a lot of confusion for investors and the markets as a whole regarding the nature of the U.S. policy response and its likely effectiveness. Both the Treasury Secretary Timothy Geithner and Federal Reserve Chairman Ben Bernanke have improved communications with the market and there appears to be growing confidence that the U.S. banking system, although severely stressed, is not likely to collapse given the extensive federal support announced to date. The credit freeze appears to be thawing and this is reflected in the slight moderation of fixed income spreads as well as the improved tone in the equity markets from the March lows.

Away from the discussion around the financial system, the underlying U.S. economy continues to remain stressed with unemployment reaching new highs, the housing market still searching for a bottom, and consumer confidence remaining at historically weak levels. The combination of these forces is likely to put continued pressure on corporate earnings, and corporate credit quality, as economic activity remains subdued. Given the outlook for weak corporate earnings and poor liquidity, Moody's expects U.S. speculative grade corporate defaults to reach 14.1% in the fourth quarter of 2009. The Fund experienced one default during the six month period ended March 31, 2009 which is reflected in the Fund's performance. Given the high default expectation for the market as a whole, the Fund is at risk of experiencing additional defaults. Moody's expected default rates are clearly high; however, market spreads more than compensate for this level of defaults, and more, in our view. We believe the fixed income markets, including the assets in the Rivus Bond Fund, offer attractive risk-adjusted returns to patient investors over the near-to intermediate-term.

As of March 31, 2009, the Fund had a Net Asset Value ("NAV") of $15.63 per share. This represents a 8.17% decrease from $17.02 per share at September 30, 2008. On March 31, 2009, the Fund's closing price on the New York Stock Exchange was $13.77 per share, representing a 11.90% discount to NAV per share, compared with 17.74% discount as of September 30, 2008. The market trading discount remained elevated at 11.15% as of market close on April 17, 2009, wide and volatile to historical norms and reflective of the dislocation in the markets.

One of the primary objectives of the Fund is to maintain its high level of income. On March 12, 2009 the Board of Directors declared a dividend payment of $0.2875 per share payable April 30, 2009 to shareholders of record on April 3, 2009. The dividend was unchanged from the prior quarter and has been for the last 17 quarters. On an annualized basis, including the pending dividend, the Fund has paid a total of $1.15 per share in dividends, representing a 8.15% Dividend Yield based on the market price on April 17, 2009 of $14.10 per share. The dividend is evaluated on a quarterly basis and is based on the income generation capability of the portfolio. This analysis will be given greater scrutiny in the current environment of unprecedented volatility, market uncertainty, and increasing risk of corporate defaults due to the prolonged recession.

Another primary objective of the Fund is to deliver a competitive total return. The table below compares the performance of the Fund to the Barclays Investment Grade Credit Index benchmark and the fund's Peer average:

   TOTAL RETURN-PERCENTAGE CHANGE (ANNUALIZED FOR PERIODS LONGER THAN 1 YEAR)
        IN NET ASSET VALUE PER SHARE WITH ALL DISTRIBUTIONS REINVESTED(1)

                                                    6 MONTHS    1 YEAR     3 YEARS    5 YEARS   10 YEARS
                                                       TO         TO         TO         TO         TO
                                                    03/31/09   03/31/09   03/31/09   03/31/09   03/31/09
                                                    --------   --------   --------   --------   -------
Rivus Bond Fund..................................    -4.53%     -11.59%    -1.04%    -0.19%(2)   2.95%(2)
Barclays Investment Grade Credit Index(3)........     2.18%      -5.21%     1.89%     1.69%      4.74%
Peer Group Average(4)............................    -5.39%     -13.44%    -2.54%    -0.56%      3.38%

----------
(1) This is historical information and should not be construed as indicative of any likely future performance

(2)  Source: Lipper Inc.

(3) Comprised primarily of U.S. investment grade corporate bonds (FUNDS BENCHMARK); Formerly Lehman

(4) Consists of a group of funds that the fund has historically compared itself against

The Fund's performance for the 10 year historical period was reduced by the impact of the 4.5% dilution of net asset value resulting from the rights offering during the December 2003 quarter. Adjusting for the impact of dilution, we estimate the performance for the 10 year period was 3.28%.

The expense ratio for the Fund for the Fiscal Year ended March 31, 2009 was 1.21%. This is elevated due to expenses incurred as a result of the proxy contest during the Fiscal Year.

The returns for the six- and twelve-month periods ended March 31, 2009, relative to the benchmark, were negatively impacted by the pressure on the Bank, Finance, Insurance, and REIT space, to which the Fund had a significant allocation. This was particularly true for deeply subordinated, and historically highly rated, hybrid securities to which the Fund has exposure. Given the large losses incurred by most financial institutions, and the potential need for additional capital, these hybrid securities are increasingly vulnerable to potential triggers, such as dividend deferral and/or conversion to common equity. Our decision to continue to hold these hybrid securities is based on our ongoing assessment of the likelihood of these triggers being implemented. Also, the Fund was negatively impacted by the disproportionate spread widening of High Yield bonds, another segment of the market where the Fund had a meaningful allocation, relative to the Investment Grade Credit Index. Although the High Yield allocation took away from the Fund's performance in the past year, it continues to generate a steady stream of income which has enabled the sustainability of the dividend. The performance is favorable in comparison with the average of the peer group from the 6 months period to the 5 year period. It is clear that all funds striving to sustain income in an environment of extreme flight to quality continue to be hard hit relative to an Investment Grade Credit benchmark. Treasuries over the six month period ended March 31, 2009 had a total return of positive 7.32% which is reflective of the flight to quality. At the other end of the credit spectrum, this compares with a return of negative 12.97% for the High Yield index for the same period.

The Fund's performance will also continue to be subject to the impact of trends in longer term interest rates and to trends in relative yield spreads on corporate bonds due to the concentration of the funds investments in such bonds.

Consistent with our cautious view, we continue to emphasize diversity and reduction of risk within the bounds of income stability. The pie chart below summarizes the portfolio quality of the Fund's long-term invested assets as of March 31, 2009:

         PERCENT OF TOTAL INVESTMENT (LOWER OF S&P AND MOODY'S RATINGS)

                                   (PIE CHART)

AAA         14.4%
AA           4.1%
A           27.0%
BBB         39.2%
BB           9.3%
B & Lower    6.0%

Please refer to the Schedule of Investments in the financial statements for details concerning portfolio holdings.

We would like to remind shareholders of the opportunities presented by the Fund's dividend reinvestment plan as detailed in the Fund's prospectus and referred to in the Shareholder Information section of this report. The dividend reinvestment plan affords shareholders a price advantage by allowing the purchase of shares at the lower of NAV or market price. This means that the reinvestment is at market price when the Fund is trading at a discount to Net Asset Value, as is currently the situation, or at Net Asset Value per share when market trading is at a premium to that value. To participate in the plan, please contact PNC Global Investment Servicing (U.S.) Inc., the Fund's Transfer Agent and Dividend Paying Agent, at 1-800-331-1710. The Fund's investment adviser, MBIA Capital Management Corp., may be reached at 914-765-3272.

Sincerely,


/s/ Clifford D. Corso
Clifford D. Corso
President

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF THE RIVUS BOND FUND

We have audited the accompanying statement of assets and liabilities of Rivus Bond Fund, including the schedule of investments, as of March 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2009 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Rivus Bond Fund as of March 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                        TAIT, WELLER & BAKER LLP

PHILADELPHIA, PENNSYLVANIA
APRIL 28, 2009

SCHEDULE OF INVESTMENTS                                           MARCH 31, 2009

                                                                                      MOODY'S/
                                                                                    STANDARD &
                                                                                      POOR'S        PRINCIPAL        VALUE
                                                                                     RATING(a)   AMOUNT (000'S)     (NOTE 1)
                                                                                    ----------   --------------   -----------
LONG-TERM DEBT SECURITIES (95.86%)
AUTOMOTIVE (2.32%)
Ford Holdings, Inc., Gtd., 9.30%, 03/01/30.......................................      Ca/C          $1,000       $   320,000
Ford Motor Co., Sr. Unsec. Notes, 8.90%, 01/15/32................................      Ca/C           1,060           320,650
Ford Motor Credit Co. LLC, Sr. Unsec. Notes, 7.00%, 10/01/13....... .............    Caa1/CCC+        1,000           668,662
General Motors Acceptance Corp. LLC, Sr. Unsec. Notes, 7.25%, 03/02/11, 144A ....     NA/CCC            633           468,698
                                                                                                                  -----------
                                                                                                                    1,778,010
                                                                                                                  -----------
CHEMICALS (0.80%)
Nova Chemicals Co., Sr. Unsec. Notes, 6.50%, 01/15/12............................     B3/CCC+           500           435,000
Westlake Chemicals, Gtd., 6.625%, 01/15/16.......................................     Ba3/BB+           250           175,000
                                                                                                                  -----------
                                                                                                                      610,000
                                                                                                                  -----------
DIVERSIFIED FINANCIAL SERVICES (14.93%)
Bank of America Corp., Sub. Notes, 5.42%, 03/15/17...............................      A3/A-          1,000           607,764
BNP Paribas, Sub. Notes, 5.186%, 06/29/35, 144A(b)...............................      Aa3/A          1,000           410,430
Citigroup Capital XXI, Co. Gty., 8.30%, 12/21/57(b)..............................     Baa3/CC         1,000           481,496
Cobank, ACB, Sub. Notes, 7.875%, 04/16/18, 144A..................................      NA/A             500           487,983
Export-Import Bank of Korea, Sr. Notes, 8.125%, 01/21/14.........................      A2/A             500           516,815
General Electric Capital Corp., Sr. Unsec. Notes, 6.125%, 02/22/11...............     Aa2/AA+         1,000         1,011,005
HSBC America Capital Trust II, Co. Gty., 8.38%, 05/15/27, 144A...................      NA/A-          2,500         1,433,888
HSBC Finance Corp., Sr. Unsec. Notes, 6.75%, 05/15/11............................      A3/A           1,500         1,336,974
ICICI Bank Ltd., Unsub. Notes, 5.75%, 01/12/12, 144A.............................    Baa2/BBB-        1,000           872,219
JP Morgan Chase Bank NA, Sub. Notes, 6.00%, 10/01/17.............................     Aa2/A+          1,000           937,376
Landesbank Baden-Wurtt NY, Sub. Notes, 6.35%, 04/01/12...........................     Aaa/AA+           500           525,157
Merrill Lynch & Co. Inc., Notes, 6.875%, 04/25/18................................      A2/A           1,000           782,093
Merrill Lynch & Co. Inc., Sub. Notes, 7.75%, 05/14/38............................      A3/A-            500           296,812
Sanwa Bank Ltd., Sr. Sub. Notes, 7.40%, 06/15/11.................................      Aa3/A            500           491,233
UBS PFD Funding Trust I, Co. Gty., 8.622%, 12/31/49(b)...........................     A1/BBB-         1,000           401,332
UBS PFD Funding Trust V, Co. Gty., 6.243%, 05/29/49(b)...........................     A1/BBB-           500           136,565
Wachovia Capital Trust III, Bank Gtd., 5.80%, 03/29/49(b)........................      A3/A           1,000           360,000
Wells Fargo Capital XV, 9.75%, 09/26/44(b).......................................      A3/A             500           365,000
                                                                                                                  -----------
                                                                                                                   11,454,142
                                                                                                                  -----------
ENERGY (10.06%)
Anadarko Petroleum Corp., Sr. Unsec. Notes, 5.95%, 09/15/16......................    Baa3/BBB-          700           602,896
Apache Corp., Sr. Unsec. Notes, 7.70%, 03/15/26..................................      A3/A-            500           561,618
Nabors Industries, Inc., Co. Gty., 9.25%, 01/15/19, 144A.........................    Baa1/BBB+          500           474,114
Nisource Finance Corp., Co. Gty., 10.75%, 03/15/16...............................    Baa3/BBB-          250           253,087
ONEOK Partners LP, Sr. Notes, 8.625%, 03/01/19...................................    Baa2/BBB           375           378,398
Petrobras International Finance Co., Sr. Unsub. Notes, 6.125%, 10/06/16..........    Baa1/BBB           750           750,000
Petroleos Mexicanos, Notes, 8.00%, 05/03/19, 144A................................    Baa1/BBB+          250           243,750
Transocean, Inc., Sr. Unsec. Notes, 7.50%, 04/15/31..............................    Baa2/BBB+          500           456,539
Valero Energy Corp., Sr. Unsec. Notes, 10.50%, 03/15/39..........................    Baa2/BBB           500           515,347
Weatherford International, Inc., Co. Gty., 6.80%, 06/15/37.......................    Baa1/BBB+          600           425,588
Western Atlas, Inc., Sr. Unsec. Notes, 8.55%, 06/15/24...........................      A2/A           2,539         3,053,503
                                                                                                                   ----------
                                                                                                                    7,714,840
                                                                                                                  -----------
GAMING, LODGING & LEISURE (1.61%)
Starwood Hotels & Resorts Worldwide, Inc., Gtd., 7.875%, 05/01/12................     Ba1/BB+         1,000           855,000
Wynn Las Vegas LLC, 6.625%, 12/01/14.............................................    Ba2/BBB-           500           377,500
                                                                                                                  -----------
                                                                                                                    1,232,500
                                                                                                                  -----------

   The accompanying notes are an integral part of these financial statements.

                                                                                      MOODY'S/
                                                                                    STANDARD &
                                                                                      POOR'S        PRINCIPAL        VALUE
                                                                                     RATING(a)   AMOUNT (000'S)     (NOTE 1)
                                                                                    ----------   --------------   -----------
HEALTHCARE (1.73%)
Amgen, Inc., Sr. Notes, 6.15%, 06/01/18..........................................      A3/A+         $  500       $   527,887
Fresenius US Finance II, Inc., Sr. Unsec. Notes, 9.00%, 07/15/15, 144A...........     Ba1/BB            250           260,000
Monsanto Co. (Pharmacia Corp.), Sr. Unsec. Notes, 6.50%, 12/01/18................     Aa2/AAA           500           540,544
                                                                                                                  -----------
                                                                                                                    1,328,431
                                                                                                                  -----------
HOME BUILDERS (1.08%)
Centex Corp., Sr. Unsec. Notes, 5.45%, 08/15/12..................................     Ba3/BB-         1,000           830,000
                                                                                                                  -----------
INDUSTRIAL (0.58%)
Belden, Inc., Sr. Sub. Notes, 7.00%, 03/15/17....................................     Ba2/B+            250           205,000
L-3 Communications Corp., Co. Gty., 6.125%, 07/15/13.......... ..................     Ba3/BB+           250           240,000
                                                                                                                  -----------
                                                                                                                      445,000
                                                                                                                  -----------
INSURANCE (5.26%)
AIG Sunamerica Global Finance VI, Sr. Sec. Notes, 6.30%, 05/10/11, 144A..........      A1/A+          1,000           762,304
American International Group, Inc., Debs., 8.175%, 05/15/38, 144A(b).............     Ba2/BBB         1,000            85,201
Hartford Financial Services Group, Inc., Sr. Unsec. Notes, 6.00%, 01/15/19.......     Baa3/A            500           283,090
ING USA Global Funding, Sec Notes, 1.698%, 10/09/09(b)...........................      A1/AA            100            98,630
Liberty Mutual Group, Inc., Co. Gty., 10.75%, 06/15/58, 144A(b)..................     Baa3/BB         1,000           490,000
Metlife, Inc., Sr. Unsec. Notes, 6.817%, 08/15/18................................      A2/A-            500           429,273
Penn Central Corp., Sub. Notes, 10.875%, 05/01/11(c).............................      WR/NR          1,500         1,288,500
AIG Sunamerica, Inc., Sr. Unsec. Notes, 8.125%, 04/28/23.........................      A3/A-            750           231,497
XL Capital Europe PLC, Gtd., 6.50%, 01/15/12............... .....................    Baa2/BBB+          500           363,888
                                                                                                                  -----------
                                                                                                                    4,032,383
                                                                                                                  -----------
MEDIA (11.95%)
Comcast Corp., Gtd., 7.05%, 03/15/33.............................................    Baa2/BBB+        2,000         1,858,692
Dex Media West, LLC, Sr. Sub. Notes, 9.875%, 08/15/13............................    Caa1/CCC-          500           100,000
Dex Media West, LLC, Sr. Unsec. Notes, 8.50%, 08/15/10...........................     B3/CCC+           500           250,000
Harcourt General, Inc., Sr. Debs., 8.875%, 06/01/22..............................     WR/BBB+         2,000         2,008,048
Interpublic Group Cos., Inc., Sr. Unsec., 7.25%, 08/15/11........................     Ba3/B+            750           620,625
News America Holdings, Inc., Co. Gty., 7.90%, 12/01/95...........................    Baa1/BBB+        1,400         1,176,396
Quebecor World Capital Corp., Gtd., 6.125%, 11/15/13(d)..........................      WR/NR          1,000            17,500
Time Warner, Inc., Sr. Unsec. Notes, 9.15%, 02/01/23.............................    Baa2/BBB         3,000         2,983,077
Viacom, Inc., Co. Gty., 7.875%, 07/30/30.........................................    Baa3/BBB           250           156,998
                                                                                                                  -----------
                                                                                                                    9,171,336
                                                                                                                  -----------
MINING (2.54%)
Barrick North America Finance LLC, Co. Gty., 6.80%, 09/15/18.....................     Baa1/A-           500           499,398
Freeport-McMoran C&G, Sr. Unsec. Notes, 8.375%, 04/01/17.........................    Ba2/BBB-           500           467,500
Vale Overseas Ltd., Co. Gty., 6.25%, 01/23/17....................................    Baa2/BBB+        1,000           985,604
                                                                                                                  -----------
                                                                                                                    1,952,502
                                                                                                                  -----------
PAPER (1.53%)
Abitibi-Consolidated, Inc., Sr. Unsec. Notes, 8.85%, 08/01/30(d).................      Ca/D             500            40,000
Smurfit Capital Funding PLC, Co. Gty., 7.50%, 11/20/25...........................     Ba2/BB+         2,000         1,130,000
                                                                                                                  -----------
                                                                                                                    1,170,000
                                                                                                                  -----------
REAL ESTATE INVESTMENT TRUST (REIT) (4.12%)
Federal Realty Investment Trust, Sr. Unsec. Notes, 5.40%, 12/01/13...............    Baa1/BBB+          750           587,520
Host Marriott LP, Sr. Sec. Notes, 7.00%, 08/15/12................................     Ba1/BB+           500           422,500
iStar Financial, Inc., Sr. Unsec. Notes, 8.625%, 06/01/13........................      B2/BB            500           160,000
Liberty Property LP, Sr. Notes, 7.50%, 01/15/18..................................    Baa2/BBB         1,000           709,088

   The accompanying notes are an integral part of these financial statements.

                                                                                      MOODY'S/
                                                                                    STANDARD &
                                                                                      POOR'S        PRINCIPAL        VALUE
                                                                                     RATING(a)   AMOUNT (000'S)     (NOTE 1)
                                                                                    ----------   --------------   -----------
REAL ESTATE INVESTMENT TRUST (REIT) -- CONTINUED
Nationwide Health Properties, Inc., Sr. Unsec. Notes, 6.00%, 05/20/15............    Baa2/BBB-       $  500       $   380,442
Prologis, Sr. Unsec. Notes, 5.50%, 04/01/12......................................    Baa2/BBB-          500           312,195
Simon Property Group LP, Sr. Unsec. Notes, 6.125%, 05/30/18......................      A3/A-            250           196,521
WEA Finance, LLC, Sr. Notes, 7.125%, 04/15/18, 144A..............................      A2/A-            500           390,640
                                                                                                                  -----------
                                                                                                                    3,158,906
                                                                                                                  -----------
RETAIL & RESTAURANT (2.93%)
Autonation, Inc., Co. Gty., 7.00%, 04/15/14......................................     Ba2/BB+           500           442,500
Darden Restaurants, Inc., Sr. Unsec. Notes, 7.125%, 02/01/16.....................    Baa3/BBB           500           455,124
JC Penney Co., Inc., Sr. Unsec. Notes, 8.00%, 03/01/10...........................    Baa3/BBB-          500           500,244
Levi Strauss & Co., Sr. Unsec. Notes, 8.875%, 04/01/16...........................      B2/B+            500           387,500
Yum! Brands, Inc., Sr. Unsec. Notes, 6.25%, 03/15/18.............................    Baa3/BBB-          500           466,225
                                                                                                                  -----------
                                                                                                                    2,251,593
                                                                                                                  -----------
TELECOMMUNICATIONS (9.98%)
Deutsche Telekom International Finance BV, Gtd., 8.75%, 06/15/30.................    Baa1/BBB+        2,000         2,136,614
France Telecom SA, Sr. Unsec. Notes, 7.75%, 03/01/11(e)..........................      A3/A-            750           803,244
GTE Corp., Co. Gty., 6.94%, 04/15/28.............................................     Baa1/A          1,500         1,343,163
Qwest Corp., Sr. Unsec. Notes, 7.20%, 11/10/26...................................    Ba1/BBB-         1,000           680,000
Sprint Capital Corp., Co. Gty., 6.90%, 05/01/19..................................     Ba2/BB            750           528,750
Valor Telecommunications Enterprises Finance Corp., Co. Gty., 7.75%, 02/15/15....    Baa3/BBB           500           486,250
Verizon Global Funding Corp., Sr. Unsec. Notes, 7.75%, 12/01/30..................      A3/A           1,646         1,677,052
                                                                                                                  -----------
                                                                                                                    7,655,073
                                                                                                                  -----------
TRANSPORTATION (3.49%)
BNSF Funding Trust I, Co. Gty., 6.613%, 12/15/55(b)..............................    Baa3/BBB-          250           181,250
Erac USA Finance, Co., Co. Gty., 7.00%, 10/15/37, 144A...........................    Baa2/BBB         1,000           582,062
Federal Express Corp., Sr. Unsec. Notes, 9.65%, 06/15/12.........................    Baa2/BBB         1,750         1,911,126
                                                                                                                  -----------
                                                                                                                    2,674,438
                                                                                                                  -----------
UTILITIES (7.02%)
Avista Corp., 5.95%, 06/01/18....................................................    Baa2/BBB+          500           437,624
Dominion Resources, Inc., Sr. Unsub., Series 07-A, 6.00%, 11/30/17...............     Baa2/A-           500           492,146
FPL Group Capital, Inc., Co. Gty., Series D, 7.30%, 09/01/67(b)..................     A3/BBB+           500           372,500
Hydro-Quebec, Gtd., 8.25%, 04/15/26..............................................     Aa2/A+          1,550         2,088,410
Midamerican Funding LLC, Sr. Sec. Bonds, 6.927%, 03/01/29........................     A3/BBB+           500           479,939
NSTAR, Unsec. Notes, 8.00%, 02/15/10.............................................      A2/A             500           519,849
Ohio Power Co., Sr. Unsec. Notes, 6.00%, 06/01/16................................     A3/BBB            500           480,677
Old Dominion Electric Coop., Sec. Bonds, 6.25%, 06/01/11.........................      A3/A             500           512,015
                                                                                                                  -----------
                                                                                                                    5,383,160
                                                                                                                  -----------
MORTGAGE BACKED SECURITIES (12.63%)
FHLMC Pool # A15675, 6.00%, 11/01/33.............................................     Aaa/AAA           858           901,134
FHLMC Pool # B11892, 4.50%, 01/01/19.............................................     Aaa/AAA         1,137         1,177,880
FNMA Pool # 754791, 6.50%, 12/01/33..............................................     Aaa/AAA         1,162         1,231,382
FNMA Pool # 763852, 5.50%, 02/01/34..............................................     Aaa/AAA         1,887         1,964,768
FNMA Pool # 889554, 6.00%, 04/01/38..............................................     Aaa/AAA         1,773         1,854,181
GNSF Pool # 417239, 7.00%, 02/15/26..............................................     Aaa/AAA            45            47,980
GNSF Pool # 780374, 7.50%, 12/15/23..............................................     Aaa/AAA            21            22,979
JPMorgan Chase Commercial Mortgage Securities Corp., 5.552%, 05/12/45............     Aaa/AAA         1,000           760,640
Meristar Commercial Mortgage Trust, Series 1999-C1, Class C, 8.29%,
   03/03/16, 144A................................................................     Aaa/AAA           500           511,305

   The accompanying notes are an integral part of these financial statements.

                                                                                      MOODY'S/
                                                                                    STANDARD &
                                                                                      POOR'S        PRINCIPAL        VALUE
                                                                                     RATING(a)   AMOUNT (000'S)     (NOTE 1)
                                                                                    ----------   --------------   -----------
MORTGAGE BACKED SECURITIES -- CONTINUED
Morgan Stanley Capital I, Series 2007-IQ16, Class A4, 5.809%, 12/12/49...........     NA/AAA         $  750       $   521,847
Wachovia Bank Commercial Mortgage Trust, Series 2006-C28,
   Class A3, 5.679%, 10/15/48 ...................................................     Aaa/AAA           500           328,336
Wells Fargo Mortgage Backed Securities Trust, Series 2007-10,
   Class 1A19, 6.00%, 07/25/37 ..................................................      A2/NA            421           370,742
                                                                                                                  -----------
                                                                                                                    9,693,174
                                                                                                                  -----------
ASSET BACKED SECURITIES (1.30%)
CPS Auto Trust, Series 2007-C, Class A3, 5.43%, 05/15/12, 144A ..................     Aa3/AAA           590           562,755
Option One Mortgage Loan Trust, Series 2007-FXD2, Class 2A1, 5.90%, 03/25/38 ....     Aa3/AAA           527           438,297
                                                                                                                  -----------
                                                                                                                    1,001,052
                                                                                                                  -----------
TOTAL LONG-TERM DEBT SECURITIES
   (Cost $88,687,338) ...........................................................                                  73,536,540
                                                                                                                  -----------
PREFERRED STOCK (0.03%)
Preferred Blocker, Inc., 7.00%, 12/31/11, 144A(f) ...............................      NA/C             134            26,679
                                                                                                                  -----------
TOTAL PREFERRED STOCK
   (Cost $42,177) ...............................................................                                      26,679
                                                                                                                  -----------
TOTAL INVESTMENTS (95.89%)
   (Cost $88,729,515) ...........................................................                                  73,563,219
                                                                                                                  -----------
OTHER ASSETS AND LIABILITIES (4.11%) ............................................                                   3,156,503
                                                                                                                  -----------
NET ASSETS (100.00%) ............................................................                                 $76,719,722
                                                                                                                  ===========

----------
(a) Ratings for debt securities are unaudited. All ratings are as of March 31, 2009 and may have changed subsequently.

(b)  Variable rate security. Rate disclosed is as of March 31, 2009.

(c)  Security was valued using fair value procedures as of March 31, 2009.

(d)  Security is in default.

(e)  Multi-Step Coupon. Rate disclosed is as of March 31, 2009.

(f)  Date shown is next call date.

144A Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities") and may not be resold subject to that rule except to qualified institutional buyers. The Board of Trustees reviews and approves the Investment Adviser's liquidity determinations for Rule 144A Securities quarterly. At March 31, 2009, these securities amounted to 10.51% of net assets.

LEGEND

Co. Gty. - Company Guaranty
Debs. - Debentures
FHLMC - Federal Home Loan Mortgage Corp.
FNMA - Federal National Mortgage Association
GNSF - Government National Mortgage Association (Single Family)
Gtd. - Guaranteed
NA - Not Available
NR - Not Rated
Sec. - Secured
Sr. - Senior
Sub. - Subordinated
Unsec. - Unsecured
Unsub. - Unsubordinated
WR - Withdrawn Rating

   The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2009

Assets:
   Investment in securities, at value (amortized cost $88,729,515) (Note 1) ..............                  $ 73,563,219
   Cash ..................................................................................                     1,519,818
   Investment sold receivable ............................................................                        15,000
   Interest receivable ...................................................................                     1,694,299
   Prepaid expenses ......................................................................                        22,494
                                                                                                            ------------
      TOTAL ASSETS .......................................................................                    76,814,830
                                                                                                            ------------
Liabilities:
   Payable to Investment Adviser .........................................................                        32,580
   Accrued expenses payable ..............................................................                        62,528
                                                                                                            ------------
      TOTAL LIABILITIES ..................................................................                        95,108
                                                                                                            ------------
Net assets: (equivalent to $15.63 per share based on 4,907,678 shares of capital stock
   outstanding) ..........................................................................                  $ 76,719,722
                                                                                                            ============
NET ASSETS consisted of:
   Par value .............................................................................                  $  4,907,678
   Capital paid-in .......................................................................                    91,975,447
   Accumulated net investment loss .......................................................                      (670,085)
   Accumulated net realized loss on investments ..........................................                    (4,327,022)
   Net unrealized depreciation on investments ............................................                   (15,166,296)
                                                                                                            ------------
                                                                                                            $ 76,719,722
                                                                                                            ============
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2009
Investment Income:
   Interest ..............................................................................                  $  6,211,750
   Dividends .............................................................................                         1,344
                                                                                                            ------------
      Total Investment Income ............................................................                     6,213,094
                                                                                                            ------------
Expenses:
   Investment advisory fees (Note 4) .....................................................   $    416,850
   Transfer agent fees ...................................................................         39,660
   Trustees' fees ........................................................................         66,387
   Audit fees ............................................................................         21,049
   Legal fees and expenses ...............................................................        272,655
   Reports to shareholders ...............................................................         33,633
   Custodian fees ........................................................................         11,600
   Insurance .............................................................................         22,936
   NYSE fee ..............................................................................         25,000
   Proxy fee .............................................................................         53,287
   Miscellaneous .........................................................................         53,964
                                                                                             ------------
      Total Expenses .....................................................................                     1,017,021
                                                                                                            ------------
         Net Investment Income ...........................................................                     5,196,073
                                                                                                            ------------
Realized and unrealized gain (loss) on investments (Note 1):
   Net realized loss from security transactions ..........................................                    (1,712,861)
                                                                                                            ------------
   Unrealized appreciation (depreciation) of investments:
   Beginning of the year .................................................................       (764,288)
   End of the year .......................................................................    (15,166,296)
                                                                                             ------------
      Change in unrealized depreciation of investments ...................................                   (14,402,008)
                                                                                                            ------------
         Net realized and unrealized loss on investments .................................                   (16,114,869)
                                                                                                            ------------
Net decrease in net assets resulting from operations .....................................                  $(10,918,796)
                                                                                                            ============

   The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                               YEAR ENDED       YEAR ENDED
                                                                             MARCH 31, 2009   MARCH 31, 2008
                                                                             --------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income .................................................    $  5,196,073     $ 5,405,579
   Net realized gain (loss) from security transactions (Note 2) ..........      (1,712,861)        296,486
   Change in unrealized depreciation of investments ......................     (14,402,008)     (4,973,064)
                                                                              ------------     -----------
      Net increase (decrease) in net assets resulting from operations ....     (10,918,796)        729,001
                                                                              ------------     -----------
Distributions:
   Distributions to shareholders from net investment income ..............      (5,643,833)     (5,643,833)
                                                                              ------------     -----------
   Decrease in net assets ................................................     (16,562,629)     (4,914,832)
Net Assets:
   Beginning of year .....................................................      93,282,351      98,197,183
                                                                              ------------     -----------
   End of year ...........................................................    $ 76,719,722     $93,282,351
                                                                              ============     ===========
   Accumulated net investment loss .......................................    $   (670,085)    $  (444,438)
                                                                              ============     ===========

   The accompanying notes are an integral part of these financial statements.

                              FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of capital stock outstanding throughout each year presented.

                                                                                  YEAR ENDED MARCH 31,
                                                                     ----------------------------------------------
                                                                       2009      2008      2007     2006     2005
                                                                     -------   -------   -------  -------  --------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year.................................  $ 19.01   $ 20.01   $ 19.72  $ 20.62  $  21.32
                                                                     -------   -------   -------  -------  --------
   Net investment income (1).......................................     1.06      1.10      1.09     1.10      1.14
   Net realized and unrealized gain (loss) on investments (1) .....    (3.29)    (0.95)     0.35    (0.85)    (0.59)
                                                                     -------   -------   -------  -------  --------
Total from investment operations...................................    (2.23)     0.15      1.44     0.25      0.55
                                                                     -------   -------   -------  -------  --------
Capital share transaction:
Less distributions:
   Dividends from net investment income............................    (1.15)    (1.15)    (1.15)   (1.15)    (1.14)
   Distributions from tax return of capital........................       --        --        --       --     (0.11)
                                                                     -------   -------   -------  -------  --------
Total distributions................................................    (1.15)    (1.15)    (1.15)   (1.15)    (1.25)
                                                                     -------   -------   -------  -------  --------
Net asset value, end of year.......................................  $ 15.63   $ 19.01   $ 20.01  $ 19.72  $  20.62
                                                                     =======   =======   =======  =======  ========
Per share market price, end of year................................  $ 13.77   $ 17.14   $ 18.30  $ 17.75  $  18.26
                                                                     =======   =======   =======  =======  ========
TOTAL INVESTMENT RETURN (1)
   Based on market value...........................................   (13.62)%   (0.10)%    9.93%    3.52%     0.22%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000's).................................  $76,720   $93,282   $98,197  $96,759  $101,181
Ratio of expenses to average net assets............................     1.21%     0.88%     1.00%    0.90%     0.89%
Ratio of net investment income to average net assets...............     6.18%     5.66%     5.57%    5.42%     5.43%
Portfolio turnover rate............................................    21.46%    17.25%    25.90%   24.33%     6.78%
Number of shares outstanding at the end of the year (in 000's) ....    4,908     4,908     4,908    4,908     4,908

----------
(1) Total investment return is calculated assuming a purchase of common shares at the market price on the first day and a sale at the market price on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. The total investment return, if for less than a full year, is not annualized. Past performance is not a guarantee of future results.

   The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES - The Rivus Bond Fund (the "Fund"), a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end, management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles within the United States of America ("GAAP").

A. SECURITY VALUATION - In valuing the Fund's net assets, all securities for which representative market quotations are available will be valued at the last quoted sales price on the security's principal exchange on the day of valuation. If there are no sales of the relevant security on such day, the security will be valued at the bid price at the time of computation. Prices for securities traded in the over-the-counter market, including listed debt and preferred securities, whose primary market is believed to be over-the-counter, normally are supplied by independent pricing services. Securities for which market quotations are not readily available will be valued at their respective fair values as determined in good faith by, or under procedures established by the Board of Trustees. At March 31, 2009, Penn Central Corp. was valued using fair value procedures and represented 1.68% of net assets.

     In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157") effective for fiscal years beginning after November 15, 2007. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 became effective for the Fund as of April 1, 2008, the beginning of the Fund's current fiscal year. The three levels of the fair value hierarchy under FAS 157 are described below:

          - Level 1 - quoted prices in active markets for identical securities

          - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

          - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

     The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Summary of inputs used to value the Fund's net assets as of March 31, 2009 is as follows:

                                                INVESTMENTS IN
VALUATION INPUTS                                  SECURITIES
----------------                                --------------
Level 1 - Quoted Prices                           $    26,679
Level 2 - Other Significant Observable Inputs      72,248,040
Level 3 - Significant Unobservable Inputs           1,288,500
                                                  -----------
TOTAL                                             $73,563,219
                                                  ===========

     Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determined fair value:

                                                INVESTMENTS IN
                                                  SECURITIES
                                                (MARKET VALUE)
                                                --------------
BALANCE AS OF MARCH 31, 2008                      $2,212,515
Accrued discounts/premiums                           (11,646)
Realized gain (loss)                                      --
Change in unrealized appreciation
   (depreciation)                                   (316,104)
Net purchases (sales)                                     --
Transfer in and/or out of Level 3                   (596,265)
                                                  ----------
BALANCE AS OF MARCH 31, 2009                      $1,288,500
                                                  ==========

B. DETERMINATION OF GAINS OR LOSSES ON SALE OF SECURITIES - Gains or losses on the sale of securities are calculated for financial reporting purposes and for federal tax purposes using the identified cost basis. The identified cost basis for financial reporting purposes differs from that used for federal tax purposes in that the amortized cost of the securities sold is used for financial reporting purposes and the original cost of the securities sold is used for federal tax purposes, except for those instances where tax regulations require the use of amortized cost.

C. FEDERAL INCOME TAXES - It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     The Fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes ("FIN 48"), on September 28, 2007. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the fund's tax positions taken on federal income tax returns for all open tax years (tax years March 31, 2005-2009) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the Fund's financial statements.

D. OTHER - Security transactions are accounted for on the trade date. Interest income is accrued daily. Premiums and discounts are amortized using the interest method. Paydown gains and losses on mortgage-backed and asset-backed securities are presented as an adjustment to interest income. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

E. DISTRIBUTIONS TO SHAREHOLDERS AND BOOK/TAX DIFFERENCES - Distributions of net investment income will be made quarterly. Distributions of any net realized capital gains will be made annually. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for amortization of market premium and accretion of market discount. In order to reflect permanent book/tax differences that occurred during the fiscal year ended March 31, 2009, the following capital accounts were adjusted for the following amounts:

     UNDISTRIBUTED                     ACCUMULATED
  (OVERDISTRIBUTED)     NET REALIZED     PAID-IN
NET INVESTMENT INCOME    GAIN/(LOSS)     CAPITAL
---------------------   ------------   -----------
       $222,113          $(222,113)        $--

     Distributions during the fiscal years ended March 31, 2009 and 2008 were characterized as follows for tax purposes:

          ORDINARY INCOME   RETURN OF CAPITAL   CAPITAL GAIN   TOTAL DISTRIBUTION
          ---------------   -----------------   ------------   ------------------
FY 2009      $5,643,833            $--               $--           $5,643,833
FY 2008      $5,643,833            $--               $--           $5,643,833

     At March 31, 2009, the components of distributable earnings on a tax basis were as follows:

                  ACCUMULATED     CAPITAL LOSS   POST-OCTOBER   NET UNREALIZED
    TOTAL*      ORDINARY INCOME   CARRYFORWARD       LOSS        DEPRECIATION
-------------   ---------------   ------------   ------------   --------------
$(20,163,403)       $185,399      $(2,514,443)   $(1,812,579)    $(16,021,780)
                    ========      ===========    ===========     ============

* Temporary differences include book amortization and deferral of post-October losses, if any, which will be recognized for the tax year ending March 31, 2009.

     As of March 31, 2009, the capital loss carryovers available to offset possible future capital gains were as follows:

  AMOUNT     EXPIRATION DATE
----------   ---------------
$  153,490         2010
 1,393,195         2011
    47,236         2013
   133,146         2015
   787,376         2017

     At March 31, 2009, the following table shows for federal tax purposes the aggregate cost of investments, the net unrealized appreciation of those investments, the aggregate gross unrealized appreciation of all securities with an excess of market value over tax cost and the aggregate gross unrealized depreciation of all securities with an excess of tax cost over market value:

 AGGREGATE    NET UNREALIZED   GROSS UNREALIZED   GROSS UNREALIZED
  TAX COST     DEPRECIATION      APPRECIATION      (DEPRECIATION)
-----------   --------------   ----------------   ----------------
$89,584,999    $(16,021,780)      $1,979,429        $(18,001,209)

     The difference between book basis and tax-basis unrealized appreciation is attributable primarily to the differing treatments for amortization of market premium and accretion of market discount.

F. USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2 - PORTFOLIO TRANSACTIONS - The following is a summary of the security transactions, other than short-term investments, for the year ended March 31, 2009:

                                COST OF     PROCEEDS FROM SALES
                               PURCHASES       OR MATURITIES
                              -----------   -------------------
U.S. Government Securities    $ 1,989,674       $   791,958
Other Investment Securities   $15,571,665       $17,132,628

NOTE 3 - CAPITAL STOCK - At March 31, 2009, there were 10,000,000 shares of capital stock ($1.00 par value) authorized, with 4,907,678 shares issued and outstanding.

NOTE 4 - INVESTMENT ADVISORY CONTRACT AND PAYMENTS TO AFFILIATED PERSONS - MBIA Capital Management Corp. ("MBIA-CMC") serves as Investment Adviser to the Fund. MBIA-CMC is entitled to a fee at the annual rate of 0.50% on the first $100 million of the Fund's month end net assets and 0.40% on the Fund's month-end net assets in excess of $100 million.

PNC Global Investment Servicing (U.S.) Inc. ("PNC"), formerly known as PFPC Inc., a member of PNC Financial Services Group, provides accounting and administrative services to the Fund and is compensated for these services by the Investment Adviser.

Certain officers of the Fund are also directors, officers and/or employees of investment adviser. None of the Fund's officers receives compensation from the Fund.

NOTE 5 - DIVIDEND AND DISTRIBUTION REINVESTMENT - In accordance with the terms of the Automatic Dividend Investment Plan (the "Plan"), for shareholders who so elect, dividends and distributions are made in the form of previously unissued Fund shares at the net asset value if on the Friday preceding the payment date (the "Valuation Date") the closing New York Stock Exchange price per share, plus the brokerage commissions applicable to one such share equals or exceeds the net asset value per share. However, if the net asset value is less than 95% of the market price on the Valuation Date, the shares issued will be valued at 95% of the market price. If the net asset value per share exceeds market price plus commissions, the dividend or distribution proceeds are used to purchase Fund shares on the open market for participants in the Plan. During the year ended March 31, 2009 the Fund issued no shares under this Plan.

NOTE 6 - NEW ACCOUNTING PRONOUNCEMENTS - In March 2008, Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" (FAS 161) was issued and is effective for fiscal years beginning after November 15, 2008. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position. Management is currently evaluating the implications of FAS 161. The impact on the Funds' financial statement disclosures, if any, is currently being assessed.

ADDITIONAL INFORMATION REGARDING THE FUND'S TRUSTEES AND OFFICERS

                                                                                               TERM OF OFFICE
                        POSITION HELD                 PRINCIPAL OCCUPATION                          AND
NAME, ADDRESS AND AGE     WITH FUND                 DURING THE PAST 5 YEARS                 LENGTH OF TIME SERVED
---------------------   -------------   -----------------------------------------------   ------------------------
W. Thacher Brown*          Trustee      Former President of MBIA Asset Management LLC     Shall serve until the
113 King Street                         from July 1998 to September 2004; and Former      next annual meeting or
Armonk, NY 10504                        President of 1838 Investment Advisors, LLC from   until his successor is
Born: December 1947                     July 1988 to May 2004.                            qualified. Trustee
                                                                                          since 1988

Morris Lloyd, Jr.          Trustee      Retired; former Development Officer, Trinity      Shall serve until the
113 King Street                         College from April 1996 to June 2002.             next annual meeting or
Armonk, NY 10504                                                                          until his successor is
Born: September 1937                                                                      qualified. Trustee
                                                                                          since 1989

J. Lawrence Shane          Trustee      Retired; former Vice Chairman and CFO of          Shall serve until the
113 King Street                         Scott Paper Company until 1992.                   next annual meeting or
Armonk, NY 10504                                                                          until his successor is
Born: January 1935                                                                        qualified. Trustee
                                                                                          since 1974

Suzanne P. Welsh           Trustee      Vice President for Finance and Treasurer,         Shall serve until the
113 King Street                         Swarthmore College.                               next annual meeting or
Armonk, NY 10504                                                                          until her successor is
Born: March 1953                                                                          qualified. Trustee
                                                                                          since 2008

Clifford D. Corso*        President     President and Chief Investment Officer, MBIA      Shall serve until death,
MBIA CMC                                Capital Management Corp.; Managing Director and   resignation, or removal.
113 King Street                         Chief Investment Officer, MBIA Insurance          Officer since 2005
Armonk, NY 10504                        Corporation; officer of other affiliated
Born: October 1961                      entities within the MBIA Asset Management
                                        Group.

Marc D. Morris*           Treasurer     Director of MBIA Capital Management Corp.;        Shall serve until death,
MBIA CMC                                Director and officer of other affiliated          resignation, or removal.
113 King Street                         entities within the MBIA Asset Management         Officer since 2005
Armonk, NY 10504                        Group.
Born: March 1959

Leonard I. Chubinsky*     Secretary     Deputy General Counsel of MBIA Insurance          Shall serve until death,
MBIA CMC                                Corporation; officer of other affiliated          resignation, or removal.
113 King Street                         entities within the MBIA Asset Management         Officer since 2005
Armonk, NY 10504                        Group.
Born: December 1948

Richard J. Walz*          Chief         Officer of several affiliated entities within     Shall serve until death,
MBIA CMC                  Compliance    the MBIA Asset Management Group.                  resignation, or removal.
113 King Street           Officer                                                         Officer since 2005
Armonk, NY 10504
Born: April 1959

ADDITIONAL INFORMATION REGARDING THE FUND'S TRUSTEES AND OFFICERS

                                                                                               TERM OF OFFICE
                        POSITION HELD                 PRINCIPAL OCCUPATION                          AND
NAME, ADDRESS AND AGE     WITH FUND                 DURING THE PAST 5 YEARS                 LENGTH OF TIME SERVED
---------------------   -------------   -----------------------------------------------   ------------------------
Robert T. Claiborne*    Vice            Officer of MBIA Capital Management Corp.          Shall serve until death,
MBIA CMC                President                                                         resignation, or removal.
113 King Street                                                                           Officer since 2006
Armonk, NY 10504
Born: August 1955

Gautam Khanna*          Vice            Officer of MBIA Capital Management Corp.          Shall serve until death,
MBIA CMC                President                                                         resignation, or removal.
113 King Street                                                                           Officer since 2006
Armonk, NY 10504
Born: October 1969

* Denotes a trustee/officer who is an "interested person" of the Fund as defined under the provisions of the Investment Company Act of 1940. Mr. Brown is an "interested person" because he has an interest in MBIA Inc., the parent of the Fund's Investment Adviser. Messrs. Corso, Morris, Chubinsky, Walz, Claiborne and Khanna are "interested persons" by virtue of being employees of the Fund's Investment Adviser.

HOW TO GET INFORMATION REGARDING PROXIES

The Fund has adopted the Adviser's proxy voting policies and procedures to govern the voting of proxies relating to the voting securities of the Fund. You may obtain a copy of these proxy voting procedures, without charge, by calling
(800) 765-6242 or on the Securities and Exchange Commission website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, by calling (800) 765-6242 or on the SEC's website at www.sec.gov.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the Security and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information

DIVIDEND REINVESTMENT PLAN

The Fund has established a plan for the automatic investment of dividends and distributions pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. All shareholders of record are eligible to join the Plan. PNC acts as the agent (the "Agent") for participants under the Plan.

Shareholders whose shares are registered in their own names may elect to participate in the Plan by completing an authorization form and returning it to the Agent. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

Dividends and distributions are reinvested under the Plan as follows. If the market price per share on the Friday before the payment date for the dividend or distribution (the "Valuation Date"), plus the brokerage commissions applicable to one such share, equals or exceeds the net asset value per share on that date, the Fund will issue new shares to participants valued at the net asset value or, if the net asset value is less than 95% of the market price on the Valuation Date, then valued at 95% of the market price. If net asset value per share on the Valuation Date exceeds the market price per share on that date, plus the brokerage commissions applicable to one such share, the Agent will buy shares on the open market, on the New York Stock Exchange, for the participants' accounts. If before the Agent has completed its purchases, the market price exceeds the net asset value of shares, the average per share purchase price paid by the Agent may exceed the net asset value of shares, resulting in the acquisition of fewer shares than if the dividend or distribution has been paid in shares issued by the Fund at net asset value.

There is no charge to participants for reinvesting dividends or distributions payable in either shares or cash. The Agent's fees for handling of reinvestment of such dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or cash. However, each participant will be charged by the Agent a pro rata share of brokerage commissions incurred with respect to Agent's open market purchases in connection with the reinvestment of dividends or distributions payable only in cash.

For purposes of determining the number of shares to be distributed under the Plan, the net asset value is computed on the Valuation Date and compared to the market value of such shares on such date. The Plan may be terminated by a participant by delivery of written notice of termination to the Agent at the address shown below. Upon termination, the Agent will cause a certificate or certificates for the full shares held for a participant under the Plan and a check for any fractional shares to be delivered to the former participant.

Distributions of investment company taxable income that are invested in additional shares generally are taxable to shareholders as ordinary income. A capital gain distribution that is reinvested in shares is taxable to shareholders as long-term capital gain, regardless of the length of time a shareholder has held the shares or whether such gain was realized by the Fund before the shareholder acquired such shares and was reflected in the price paid for the shares.

Plan information and authorization forms are available from PNC Global Investment Servicing (U.S.) Inc., P.O. Box 43027, Providence, RI 02940-3027.

PRIVACY POLICY

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the minimum information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within MBIA-CMC and its affiliated entities, only a limited number of people who actually service accounts will ever have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, MBIA-CMC and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our Web site - www.MBIA.com.

NOTICE

The Fund's Audit Committee adopted an audit committee charter on September 10, 2003. A copy of the audit committee charter was included as Appendix A to the Fund's proxy statement filed with the U.S. Securities and Exchange Commission in May, 2004, which is available on the SEC website: www.sec.gov. A copy of the Fund's audit committee charter is also available to shareholders, free of charge, upon request by calling the Fund at 800-331-1710.

ANNUAL CERTIFICATION

The Fund's CEO has submitted to the NYSE the required annual certification, and the Fund also has included the certifications of the Fund's CEO and CFO required by Section 302 of the Sarbanes-Oxley Act of 2002 in the Fund's Forms N-CSR filed with the Securities and Exchange Commission for the period of this report.

             HOW TO GET ASSISTANCE WITH SHARE TRANSFER OR DIVIDENDS

                          Contact Your Transfer Agent:
                   PNC Global Investment Servicing (U.S.) Inc.
        P.O. Box 43027, Providence, RI 02940-3027, or call 1-800-331-1710

                                    TRUSTEES

                                W. THACHER BROWN
                                MORRIS LLOYD, JR.
                                J. LAWRENCE SHANE
                                SUZANNE P. WELSH

                                    OFFICERS

                                CLIFFORD D. CORSO
                                    PRESIDENT
                                 MARC D. MORRIS
                                    TREASURER
                                LEONARD CHUBINSKY
                                    SECRETARY
                                  RICHARD WALZ
                            CHIEF COMPLIANCE OFFICER
                               ROBERT T. CLAIBORNE
                                 VICE PRESIDENT
                                  GAUTAM KHANNA
                                 VICE PRESIDENT

                               INVESTMENT ADVISER

                          MBIA CAPITAL MANAGEMENT CORP.
                                 113 KING STREET
                                ARMONK, NY 10504

                                    CUSTODIAN

                               PFPC TRUST COMPANY
                             8800 TINICUM BOULEVARD
                             PHILADELPHIA, PA 19153

                                 TRANSFER AGENT

                   PNC GLOBAL INVESTMENT SERVICING (U.S.) INC.
                                 P.O. BOX 43027
                            PROVIDENCE, RI 02940-3027
                                 1-800-331-1710

                                     COUNSEL

                              PEPPER HAMILTON LLP
                             3000 TWO LOGAN SQUARE
                            EIGHTEENTH & ARCH STREETS
                             PHILADELPHIA, PA 19103

                             INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM

                            TAIT, WELLER & BAKER LLP
                               1818 MARKET STREET
                                   SUITE 2400
                             PHILADELPHIA, PA 19103

(RIVUS LOGO)
Managed by MBIA

  ANNUAL REPORT
 MARCH 31, 2009

ITEM 2. CODE OF ETHICS.

The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (each a "Covered Person"). A copy of the Registrant's Code of Ethics can be obtained without charge, upon request, by calling the Registrant at 1-800-331-1710. There were no amendments to the Code of Ethics during the reporting period. There were no waivers of a provision of the Code of Ethics granted to a Covered Person.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that J. Lawrence Shane, the Chairman of the Board's Audit Committee, and Suzanne P. Welsh possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to each qualify as an "audit committee financial expert," and has designated Mr. Shane and Ms. Welsh as the Audit Committee's financial experts. Mr. Shane and Ms. Welsh are both "independent" Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $18,000 and $17,300 for the fiscal years ended March 31, 2009 and March 31, 2008, respectively.

AUDIT-RELATED FEES

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 and $0 for the fiscal years ended March 31, 2009 and March 31, 2008, respectively.

TAX FEES

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,000 and $2,700 for the fiscal years ended March 31, 2009 and March 31, 2008, respectively.

ALL OTHER FEES

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 and $0 for the fiscal years ended March 31, 2009 and March 31, 2008, respectively.

  (e)(1) The registrant's audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant's principal accountant (the "Pre-Approval Policies"). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

  (e)(2) None of the services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 and $0 for the fiscal years ended March 31, 2009 and March 31, 2008, respectively.

     (h) Not applicable.



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated audit committee consisting of all the independent trustees of the registrant. The members of the audit committee are:
Morris Lloyd, Jr., J. Lawrence Shane and Suzanne P. Welsh.


ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

                               PROXY VOTING POLICY

                          MBIA CAPITAL MANAGEMENT CORP.

INTRODUCTION

         This Proxy Voting Policy ("Policy") for MBIA Capital Management Corp. ("MBIA-CMC") reflects our duty as a fiduciary under the Investment Advisers Act of 1940 (the "Advisers Act") to vote proxies in the best interests of our clients. In addition, the Department of Labor views the fiduciary act of managing ERISA plan assets to include the voting of proxies. Proxy voting decisions must be made solely in the best interests of the pension plan's participants and beneficiaries. The Department of Labor has interpreted this requirement as prohibiting a fiduciary from subordinating the retirement income interests of participants and beneficiaries to unrelated objectives. The guidelines in this Policy have been formulated to ensure decision-making consistent with these fiduciary responsibilities.

         Any general or specific proxy voting guidelines provided by an advisory client or its designated agent in writing will supersede the specific guidelines in this Policy. MBIA-CMC will disclose to our advisory clients information about this Policy as well as disclose to our clients how they may obtain information on how we voted their proxies. Additionally, MBIA will maintain proxy voting records for our advisory clients consistent with the Advisers Act. For those of our clients that are registered investment companies, MBIA-CMC will disclose this Policy to the shareholders of such funds and make filings with the Securities and Exchange Commission and make available to fund shareholders the specific proxy votes that we cast in shareholder meetings of issuers of portfolio securities in accordance with the rules and regulations under the Investment Company Act of 1940.

         Registered investment companies that are advised by MBIA-CMC as well as certain of our advisory clients: may participate in securities lending programs, which may reduce or eliminate the amount of shares eligible for voting by MBIA-CMC in accordance with this Policy if such shares are out on loan and cannot be recalled in time for the vote.

         Implicit in the initial decision to retain or invest in the security of a corporation is approval of its existing corporate ownership structure, its management, and its operations. Accordingly, proxy, proposals that would change the existing status of a corporation will be reviewed carefully and supported only when it seems clear that the proposed changes are likely to benefit the corporation and its shareholders. Notwithstanding this favorable predisposition, management will be assessed on an ongoing basis both in terms of its business capability and its dedication to the shareholders to ensure that, our continued confidence remains warranted. If it is determined that management is acting on its own behalf instead of for the well being of the corporation, we will vote to support shareholder proposals, unless other mitigating circumstances are present.

         Additionally, situations may arise that involve an actual or-perceived conflict of interest. For example, we may manage- assets of a pension plan of a company whose management is soliciting proxies, or a MBIA-CMC employee may have a close relative who serves as a director or executive of a company that is soliciting proxies. In all cases, the manner in which we vote proxies must be based on our clients' best interests and not the product of the conflict.

         This Policy and its attendant recommendations attempt to generalize a complex subject. It should be clearly understood that specific fact situations, including differing voting practices in jurisdictions outside the United States, might warrant departure from these guidelines. In such instances, the relevant facts will be considered, and if a vote contrary to these guidelines is indicated it will be cast and the reasons therefore recorded in writing.

         The provisions of this Policy will be deemed applicable to decisions similar to voting proxies, such as tendering of securities, voting consents to corporate actions, and solicitations with respect to fixed income securities, where MBIA may exercise voting authority on behalf of clients.

         Section I of the Policy describes proxy proposals that may be characterized as routine and lists examples of the types of proposals we would typically support. Section II of the Policy describes various types of non-routine proposals and provides general voting guidelines. These non-routine proposals are categorized as those involving:

                A. Social Issues,

                B. Financial/Corporate Issues, and

                C. Shareholder Rights.

         Finally, Section III of the Policy describes the procedures to be followed casting: a vote pursuant to these guidelines.

                                    SECTION I

                                 ROUTINE MATTERS

         Routine proxy proposals, amendments, or resolutions are typically proposed by management and meet the following criteria:

1. They do not measurably change the structure, management control, or operation of the corporation.

2. They are consistent with industry standards as well as the corporate laws of the state of incorporation.

                              VOTING RECOMMENDATION

MBIA-CMC will normally support the following routine proposals:

1.       To increase authorized common shares.

2. To -increase authorized preferred shares as long as there are not disproportionate voting rights per preferred share.

3.       To elect or re-elect Trustees.

4        To appoint or elect auditors.

5. To approve indemnification of Trustees and limitation of Trustees' liability.

6.       To establish compensation levels.

7.       To establish employee stock purchase or ownership plans.

8.       To set time and location of annual meeting.

                                   SECTION II

                              NON-ROUTINE PROPOSALS

A.       SOCIAL ISSUES

Proposals in this category involve issues of social conscience. They are typically proposed by shareholders who believe that the corporation's internally adopted policies are ill advised or misguided.

                              VOTING RECOMMENDATION

If we have determined that management is generally socially responsible, we will generally vote against the following shareholder proposals:

1.       To enforce restrictive energy policies.

2.       To place arbitrary restrictions on military contracting.

3,       To bar or place arbitrary restrictions on trade with other countries.

4.       To restrict the marketing of controversial products.

5.       To limit corporate political activities.

6.       'To bar or restrict charitable contributions.

7. To enforce a general policy regarding human rights based on arbitrary parameters.

8. To enforce a general policy regarding employment practices based -on arbitrary parameters.

9. To enforce a general policy regarding animal rights based on arbitrary parameters.

10.      To place arbitrary restrictions on environmental practices.

B. FINANCIAL/CORPORATE ISSUES

         Proposals in this category are usually offered by management and seek to change a corporation's legal, business or financial structure.

                              VOTING RECOMMENDATION

We will generally vote in favor of the following management proposals provided the position of current shareholders is preserved or enhanced:

1.       To CHANGE the state of incorporation.

2.       To approve mergers, acquisitions or dissolution.

3.       To institute indenture changes.

4.       To change capitalization.

C. SHAREHOLDER RIGHTS

         Proposals in this category are made regularly both by management and shareholders. They can be generalized as involving issues that transfer or realign board or shareholder voting power.

         We typically would oppose any proposal aimed solely at thwarting potential takeover offers by requiring, for example, super-majority approval. At the same time, we believe stability and continuity promote profitability. The guidelines in this area seek to find a middle road, and they are no more than guidelines. Individual proposals may have to be carefully assessed in the context of their particular circumstances.

                              VOTING RECOMMENDATION

We will generally vote for; he following management proposals:

1. To require majority approval of shareholders in acquisitions of a controlling share in the corporation.

2.       To institute staggered board of Trustees.

3. To, require shareholder approval of not more than 66 70% for a proposed amendment to the corporation's by-laws.

4.       To eliminate cumulative voting.

5. To adopt anti-greenmail charter or by-law amendments or to otherwise restrict a company's ability to make greenmail payments.

6.       To create a dividend reinvestment program.

7.       To eliminate preemptive rights.

8. To eliminate any other plan or procedure designed primarily to discourage a takeover or other similar action (commonly known as a "poison pill").


We will generally vote AGAINST the following management proposals:

1. To require greater than 66 2/3% shareholder approval for a proposed amendment to the corporation's by-laws ("super-majority provisions").

2. To require that an arbitrary fair price be offered to all shareholders that is derived from a fixed formula ("fair price amendments").

3. To authorize a new class of common stock or preferred stock which may have more votes per share than the existing common stock.

4.       To prohibit replacement of existing members of the board of Trustees.

5.       To  eliminate   shareholder   action  by  written   consent  without  a
         shareholder meeting.

6. To allow only the board of Trustees to call a shareholder meeting or to propose amendments to the articles of incorporation.

7. To implement any other action or procedure designed primarily to discourage a takeover or other similar action (commonly known. as a "poison pill").

8.       To limit the ability of shareholders to nominate Trustees.

We will generally vote for the following shareholder proposals:

1. To rescind share purchases rights or require that they be submitted for shareholder approval, but only if the vote required for approval is not more than 66 2/3%.

2. To opt out of state anti-takeover laws deemed to be detrimental to the shareholder.

3. To change the state of incorporation for companies operating under the umbrella of anti-shareholder state corporation laws if another state is chosen with favorable laws in this and other areas.

4. To eliminate any other plan or procedure designed primarily to discourage a takeover or other similar action.

5. To permit shareholders to participate in formulating management's proxy and the opportunity to discuss and evaluate management's director nominees, and/or to nominate shareholder nominees to the board

6. To require that the board's audit, compensation, and/or nominating committees be comprised exclusively of independent Trustees.

7. To adopt anti-greenmail charter or by-law amendments or otherwise restrict a company's ability to make greenmail payments.

8.       To create a dividend reinvestment program.

9. To recommend that votes to "abstain" not be considered votes "cast" at an annual meeting or special meeting, unless required by state, law.

10. To require that "golden parachutes" be submitted for shareholder ratification.


We will generally vote against the following shareholder proposals:

1.       To restore preemptive rights.

2.       To restore cumulative voting.

3.       To require annual election of Trustees or to specify tenure.

4.       To eliminate a staggered board of Trustees.

5.       To require confidential voting.

6. To require Trustees to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

7.       To dock director pay for failing to attend board meetings.

                                   SECTION III

                                 VOTING PROCESS

         MBIA-CMC will designate a portfolio manager (the Proxy Voting Portfolio Manager), who is responsible for voting proxies for all advisory accounts and who will generally vote proxies in accordance with these guidelines. In circumstances in which 1) the subject matter of the vote is not covered by these guidelines, 2) a material conflict of interest is present or, 3) we believe it may be necessary, in the best interests of shareholders, to vote contrary to our general guidelines, the Proxy Voting Portfolio Manager will discuss the matter with the President and Chief Investment Officer of MBIA-CMC, who will be responsible for making the definitive determination as to how the proxy matter will be voted. The President/Chief investment officer may consult with the General Counsel, the CCO, or other investment personnel in making this determination.

Any questions regarding this Policy may be directed to the General Counsel of MBIA-CMC.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1)            Portfolio Manager: Robert T. Claiborne, CFA
                  Director, MBIA Capital Management Corp.
                  January 2000 - Present
                  Responsible for day-to-day management of portfolio

                  Portfolio Manager:
                  Gautam Khanna, CPA, CFA
                  Director, MBIA Capital Management Corp.
                  May 2003 - Present
                  Responsible for day-to-day management of portfolio
                  Prior to joining MBIA, Mr. Khanna was an analyst with TimesSquare Capital in NY, NY.

(a)(2)(i) Robert T. Claiborne, CFA
         (ii)     (A) Registered  investment companies - $0 as of March 31, 2009
                  (B) Other pooled investment vehicles - $0 as of March 31, 2009
                  (C) Other   Accounts  -  CDOs  -  2  as  of  March  31,  2009.
                      Approximately $142 million in total assets as of March 31, 2009. The two CDO portfolios are co-managed with another Portfolio Manager who has no investment responsibilities for the Rivus Bond Fund.
         (iii)    None.
         (iv) No material conflicts of interests are expected to arise with the management of the Rivus Bond Fund and the CDO portfolios as the CDO portfolios have very specific requirements under the respective Indentures for purchases. The CDO portfolios are cash portfolios and are in their amortization period.

(a)(2)(i) Gautam Khanna, CPA, CFA
         (ii)     (A) Registered  investment companies - $0 as of March 31, 2009
                  (B) Other pooled investment vehicles - $0 as of March 31, 2009
                  (C) Other Accounts - 2 as of March 31, 2009. Approximately $51.3 million in total assets as of March 31, 2009. The two portfolios are co-managed with another Portfolio Manager who has no investment responsibilities for the Rivus Bond Fund.
         (iii)    None.
         (iv) No material conflicts of interests are expected to arise with the management of the Rivus Bond Fund and the other accounts.

(a)(3) The Portfolio Managers each receive compensation that is composed of an annual cash fixed salary, a variable cash bonus, and long-term incentive compensation comprised of cash and restricted stock of MBIA Inc. The cash salary level is adjusted annually. The cash bonus and long term incentive compensation is determined annually and is based on a combination of the overall performance of MBIA Inc., the overall performance of MBIA Asset Management and the individual Portfolio Managers' contribution to that performance. Compensation is not based on any specific performance criteria of any of the portfolios managed.

(a)(4) The Portfolio Managers do not own any equity securities of the registrant as of March 31, 2009.

(b)               N/A. Filing is an annual report.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.



ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report.


ITEM 12. EXHIBITS.

  (a)(1) Not applicable.

  (a)(2) Certifications  pursuant  to Rule  30a-2(a)  under the 1940 Act and
         Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

  (a)(3) Not applicable.

     (b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)               RIVUS BOND FUND
            --------------------------------------------------------------------

By (Signature and Title)*  /S/ CLIFFORD D. CORSO
                         -------------------------------------------------------
                           Clifford D. Corso, President
                           (principal executive officer)

Date     5/21/09
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /S/ CLIFFORD D. CORSO
                         -------------------------------------------------------
                           Clifford D. Corso, President
                           (principal executive officer)

Date     5/21/09
    ----------------------------------------------------------------------------

By (Signature and Title)*  /S/ MARC D. MORRIS
                         -------------------------------------------------------
                           Marc D. Morris, Treasurer
                           (principal financial officer)

Date     5/21/09
    ----------------------------------------------------------------------------


* Print the name and title of each signing officer under his or her signature.